                    AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT

         This Amendment No. 1 (this "Amendment") to the Stockholders Agreement, dated as of February 7, 2000 by and among KNOLOGY, Inc., a Delaware corporation (the "Company"), and the other signatories thereto (the "Agreement") is entered into as of January 12, 2001 by and among the Company and the Investors named on the signature pages hereto.

         WHEREAS, the Company and the Investors named on the signature pages hereto desire to amend the Agreement as set forth herein;

         WHEREAS, the Agreement provides that neither Article 1, Article 2 nor
Article 3 of the Agreement may be amended except by a written instrument signed by the Company and the holders of at least 75% of the combined outstanding Investor Stock on an as-converted basis, and any such amendment, whether retroactively or prospectively effective, shall be binding on all of the Investors and Management Holders;

         WHEREAS, the Investors holding the requisite number of shares of Investor Stock have executed this Amendment;

         WHEREAS, the Agreement provides that Article 4 of the Agreement may not be amended except by a written instrument signed by the Company and the holders of at least 70% of the combined outstanding shares of Series B Preferred Stock, and any such amendment, whether retroactively or prospectively effective, shall be binding on all of the Series B Investors; and

         WHEREAS, the Series B Investors holding the requisite number of shares of Series B Preferred Stock have executed this Amendment;

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 1.07 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  "1.07 "Investor Stock" shall mean (i) shares of Common Stock issued or issuable upon the conversion or exercise of any stock (including, without limitation, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or any other convertible preferred or common stock of the Company issued from time to time), warrants, options or other securities of the Company owned by the Investors or any Permitted Transferee thereof; and
(ii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above."

         2. Section 1.10 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  "1.10 "Preferred Stock" shall mean together the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock."

         3. Section 1.11 of the Agreement is hereby deleted in its entirety and replaced with the following:


                  "1.11 "Qualified Public Offering" shall mean a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which (i) (A) if such offering is completed in 2001, the per share price to the public is at least $4.00, (B) if such offering is completed in 2002, the per share price to the public is at least $5.00, and (C) if such offering is completed in 2003 or thereafter, the per share price to the public is $6.00, in each case as such prices may be appropriately adjusted for any future stock splits, stock combinations, stock dividends or similar transactions, (ii) the gross cash proceeds to the Corporation (before underwriting discounts, commissions and fees) are at least $50,000,000 and (iii) and the Common Stock is listed for quotation on the Nasdaq National Market, the Nasdaq Small Cap Market, or on a national securities exchange."

         4.       The following new Section 1.20 is hereby added:

                  "1.20 "Series C Preferred Stock" shall mean the Company's Series C Preferred Stock, $0.01 par value per share.

         5. Section 1.20 is hereby renumbered Section 1.21. Section 1.21 is hereby renumbered Section 1.22.

         6.       Section 2.01 is hereby amended as follows:

                  Section 2.01(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

                  "2.01    Demand Registrations.

                  (a) Request for Registration. At any time or times the Common Stock is listed for quotation on the Nasdaq National Market, the Nasdaq Small Cap Market or on a national securities exchange, the Initiating Holders may require that the Company effect a registration under the Securities Act (i) up to two times, in the case of a requested registration on Form S-1 or any similar form (a "Long Form Registration"), with respect to at least twenty-five percent (25%) of the Registrable Securities, other than Management Stock, then outstanding on a fully diluted, as-converted, as-exercised basis, or (ii) as many times as requested, in the case of a requested registration on Form S-3 or any similar form, if available (a "Short-Form Registration"), with respect to at least twenty-five percent (25%) of the Registrable Securities then held by such Initiating Holders.

                  (b) Special Request for Registration. If prior to February 7, 2005, the Common Stock has not been listed on the Nasdaq National Market, the Nasdaq Small Cap

Market or on a national securities exchange, J. H. Whitney and Blackstone shall each have the right to require that the Company effect one Long Form Registration so long as the Registrable Securities to be included by J. H. Whitney and Blackstone and all other Holders requesting to be included in such registration pursuant to Section 2.02 (x) constitute at least twenty-five percent (25%) of the Registrable Securities, other than Management Stock, then outstanding on a fully diluted, as-converted, as-exercised basis or (y) have a fair market value equal to at least $50,000,000, whichever is less (each registration contemplated by Section 2.01(a) or 2.01(b) is hereinafter referred to as a "Demand Registration"). Notwithstanding any provision in this Agreement to the contrary, each of J. H. Whitney and Blackstone shall have the right to include Registrable Securities held by it in a Demand Registration requested by the other pursuant to this Section 2.01(b).

                  (c) Exceptions. Notwithstanding any provision in Section 2.01(a) or 2.01(b) to the contrary, the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this
Section 2.01:

                           (w)      Solely with respect to underwritten
         registrations requested pursuant to this Agreement, if the Company shall have previously effected an underwritten registration with respect to Registrable Securities pursuant to Section 2.01 or 2.02 hereof, then the Company shall not be required to effect any underwritten registration pursuant to this Section 2.01 until a period of 180 days shall have elapsed from the effective date of the most recent such previous registration;

                           (x) If, upon receipt of a registration request pursuant to this Section 2.01, the Company is advised in writing (with a copy to each Initiating Holder) by a recognized national independent investment banking firm selected by the Company that, in such firm's opinion, a registration at the time and on the terms requested would adversely affect any public offering of securities of the Company by the Company (other than in connection with benefit and similar plans) (a "Company Offering") with respect to which the Company has commenced preparations for a registration prior to the receipt of a registration request pursuant to this Section 2.01, the Company shall not be required to effect a registration pursuant to this Section 2.01 until the earlier of (i) 90 days after the completion of such Company Offering, (ii) promptly after any abandonment of such Company Offering or (iii) 60 days after the date of receipt of a registration request pursuant to this Section 2.01;

                           (y) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                           (z) (A) In the case of a Long-Form Registration requested pursuant to Section 2.01(a), after the Company has effected two such registrations pursuant to Section 2.01(a) (in the aggregate for all Holders) and such registrations have been declared or ordered effective and the sales of Registrable Securities thereunder shall have closed, and (B) in the case of a Long-Form Registration requested by J. H. Whitney or Blackstone pursuant to
         Section 2.01(b), after the Company has effected one such registration requested by each of J. H. Whitney or Blackstone, as the case may be, pursuant to Section 2.01(b) and such registration has been declared or ordered effective and the sales of Registrable Securities thereunder shall have closed.

                  (d) Upon receipt of written notice of such demand, the Company will promptly give written notice of the proposed registration to all other Holders, and will include in such registration all Registrable Securities specified in such demand, together with any Registrable Securities of any other Holder joining in such demand as are specified in a written request received by the Company within 20 days after delivery of the Company's notice."

                  Section 2.01(b) is hereby renumbered Section 2.01(e).

                  Section 2.01(c) is hereby renumbered Section 2.01(f), and the first sentence of such section is hereby deleted in its entirety and replaced with the following:

                  "The Investors shall be entitled to two underwritten Demand Registrations pursuant to Section 2.01(a)."

                  Section 2.01(d) is hereby deleted in its entirety and replaced with the following:

                  "(g)     Priorities.

                           (i)      The Investors who hold Registrable
Securities will have absolute priority over any other securities included in a Demand Registration. If other securities are included in any Demand Registration that is an underwritten offering, and the managing underwriter for such offering advises the Company that in its opinion the amount of securities to be included exceeds the amount of securities which can be sold in such offering without adversely affecting the marketability thereof, notwithstanding any other provision of this Section 2.01(g), if the managing underwriter advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by persons who are not Holders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, still further reductions are required, the number of shares included in the registration by each Holder of Management Stock shall be reduced on a pro rata basis (based on the percentage of the outstanding Common Stock held by each such Holder, assuming the conversion of the Preferred Stock and any other convertible preferred or common stock and the exercise of any options, warrants and similar rights held by such Holder), by such minimum number of shares as is necessary to comply with such request. If, after the exclusion of such shares, still further reductions are required, the number of shares included in the registration by each Holder of Investor Stock shall be reduced on a pro rata basis (based on the percentage of the outstanding Common Stock held by each such Holder, assuming the conversion of the Preferred Stock and any other convertible preferred or common stock and the exercise of any options, warrants and similar rights held by such Holder), by such minimum number of shares as is necessary to comply with such request. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company and officers and directors of the Company who are not Management Holders may include its or their securities for its or their own account in such registration if the underwriters so agree and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                  (ii) J. H. Whitney and Blackstone will have absolute priority over other Holders of Registrable Securities in a Demand Registration made pursuant to Section 2.01(b). If other securities are included in such a Demand Registration that is an underwritten offering, and the managing underwriter for such offering advises the Company and the Holders in writing that in its opinion the amount of securities to be included exceeds the amount of securities which can be sold in such offering without adversely affecting the marketability thereof, notwithstanding any other provision of this Agreement to the contrary, the securities of the Company held by persons who are not Holders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, still further reductions are required, the number of shares included in the registration by each Holder of Management Stock shall be reduced on a pro rata basis (based on the percentage of the outstanding Common Stock held by each such Holder, assuming the conversion of the Preferred Stock and any other convertible preferred or common stock and the exercise of any options, warrants and similar rights held by such Holder), by such minimum number of shares as is necessary to comply with such request. If, after the exclusion of such shares held by persons who are not Holders and each Holder of Management Stock, further reductions are required, the number of shares included in the registration by each Holder of Investor Stock (excluding J. H. Whitney and Blackstone) shall be reduced on a pro rata basis (based on the percentage of the outstanding Common Stock held by each such Holder, assuming the conversion of the Preferred Stock and any other convertible preferred or common stock and the exercise of any options, warrants and similar rights held by such Holder), by such minimum number of shares as is necessary to comply with such request. If, after such reductions, further reductions are required, the number of shares included in the registration by each of J. H. Whitney and Blackstone shall be reduced on a pro rata basis (based on the percentage of the outstanding Common Stock held by each of J. H. Whitney and Blackstone, assuming the conversion of the Preferred Stock and any other convertible preferred or common stock and the exercise of any options, warrants and similar rights held by J. H. Whitney and Blackstone)."

         7. The first sentence of Section 2.02(a) of the Agreement is hereby amended as follows:

                  The words, "If the Company shall determine to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than a registration relating solely to benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) which permits the inclusion of

Registrable Securities (a "Piggyback Registration")," are hereby replaced with the words, "If the Company shall determine to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than a registration of the Company's Series C Preferred Stock for its own account, a registration relating solely to benefit plans, a registration relating solely to a Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) which permits the inclusion of Registrable Securities (a "Piggyback Registration"),".

         8. Section 3.01 and Section 3.02 are hereby deleted in their entirety and replaced with the following:

                  "Section 3.01 Right of First Offer. Prior to any Significant Stockholder or any group of Significant Stockholders acting in concert (each a "Transferring Stockholder") making any single sale, assignment, or other transfer, or series of related sales, assignments, or other transfers (a "Transfer") of Significant Stockholder Stock constituting in the aggregate at least 20% of the outstanding shares of Common Stock on a fully diluted, as-converted as-exercised basis, the Transferring Stockholders shall deliver a written notice (the "Offer Notice") to the Significant Stockholders that are not participating in such Transfer (the "Other Significant Stockholders") stating such Transferring Stockholders' intention to Transfer, which Offer Notice shall set forth (i) the number of shares and class of capital stock proposed to be transferred (the "Offered Shares"), including the number of Offered Shares held by each Transferring Stockholder, (ii) the proposed per share purchase price for the Offered Shares, and (iii) the name of the representative of the Transferring Stockholders and the address of such representative to which notice or acceptance of the Offer Notice is to be sent. If there is more than one Transferring Stockholder participating in any one Transfer, the proposed per share price for the Offered Shares must be the same as to the Offered Shares of each Transferring Stockholder. The Other Significant Stockholders shall have 10 days from the receipt of such Offer Notice (the "Election Period") to accept such offer. Any Other Significant Stockholder wishing to accept the Offer Notice must deliver a written notice of acceptance of the terms of the Offer Notice which specifies the total number of Offered Shares that such Other Significant Stockholder is willing to purchase from all Transferring Stockholders, which Acceptance Notice shall be delivered to the designated representative of the Transferring Stockholders at the address specified in the Offer Notice. If the total number of shares that the Other Significant Stockholders are willing to purchase exceeds the total number of Offered Shares, the Offered Shares shall be allocated on a pro rata basis among the Other Significant Stockholders who delivered Acceptance Notices under this Section 3.01 based on the percentage of Significant Stockholder Stock owned by such Other Significant Stockholders. If the total number of shares that the Other Significant Stockholders are willing to purchase is less than the total number of Offered Shares, the Other Significant Stockholders shall purchase from the Transferring Stockholders on a pro rata basis based on the number of shares offered by each Transferring Stockholder as set forth in the Offer Notice. The purchase of any Offered Shares accepted for purchase by any Other Significant Stockholder(s) under this Section
3.01 shall occur on such date and at such time as agreed upon by the designated representative of the Transferring Stockholders and the Other Significant

Stockholder(s) purchasing such Offered Shares, provided that such purchase shall occur no later than 1:00 p.m. Eastern time on the 5th business day following the date on which the election period expires. If the Other Significant Stockholders do not elect to purchase all of the Offered Shares prior to the expiration of the Election Period, each Transferring Stockholder may, for a period of 120 days from the date of expiration of the Election Period, Transfer in whole or in part the Offered Shares owned by such Transferring Stockholder which were not accepted for purchase by any Other Significant Stockholder pursuant to this
Section 3.01 to one or more transferee(s) at an aggregate price not less than 100% of the price per share specified in the Offer Notice multiplied by the number of Offered Shares held by such Transferring Stockholder as set forth in the Offer Notice; provided that the transferee(s) of the Offered Shares execute a joinder agreement to this Agreement as provided in Section 6.01. Any Offered Shares not transferred during such 120-day period shall again be subject to the provisions of this Section 3.01 upon subsequent Transfer.

                  3.02 Co-Sale Rights. To the extent that an Offer Notice has been delivered as set forth in Section 3.01 above and at the end of the Election Period, the Other Significant Stockholders have delivered Acceptance Notices as to less than the total number of Offered Shares, to the extent the Transferring Stockholders receive an offer or offers (with terms in compliance with the second to last sentence of Section 3.01) to purchase a remaining number of Offered Shares that constitute in the aggregate at least 20% of the outstanding shares of Common Stock on a fully diluted, as-converted as-exercised basis, the Transferring Stockholders shall deliver to each Other Significant Stockholder who has not exercised its rights pursuant to Section 3.01, written notice of such offer (a "Sale Notice") which shall specify all of the particulars of the offer including, but not limited to, (i) the name and address of the proposed transferee(s); (ii) the number of shares and class of capital stock to be transferred; (iii) a description of all the terms of the Transfer (which must include a the per share purchase price); (iv) the name of the representative of the Transferring Stockholders and the address of such representative to which notice of election to participate in the offer is to be sent. Each Non-Purchasing Holder may elect to participate in the offer described in the Sale Notice at the same price per share and on the same terms by delivering written notice of its election to participate in the offer to the representative of the Transferring Stockholders within 15 days after receipt of the Sale Notice. If any Non-Purchasing Holders have elected to participate in the offer, each Transferring Stockholder and such Non-Purchasing Holders shall be entitled to sell pursuant to the contemplated offer, at the same price and on the same terms, a number of shares of Significant Stockholder Stock equal to the product, calculated on a fully diluted, as-converted, as-exercised basis, of (i) the quotient determined by dividing the percentage of shares of Significant Stockholder Stock owned by such Significant Stockholder by the aggregate percentage of shares of Significant Stockholder Stock owned by the Transferring Stockholder and all Non-Purchasing Holders participating in such sale and (ii) the number of shares of Significant Stockholder Stock to be sold in the contemplated Transfer. Each Transferring Stockholder shall use best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Non-Purchasing Holders in any contemplated Transfer, and no Transferring Stockholder shall transfer any of its shares of Significant Stockholder Stock to any prospective transferee if such prospective transferee(s) declines to allow the participation of the Non-Purchasing Holders."

         9. The references in the Agreement to Section 4.4.2(e) of the Amended and Certificate of Incorporation of the Company are hereby amended to refer to Section 4.4.2(f). All references in the Agreement to the "Amended and Restated Certificate of Incorporation" are hereby amended to refer to the "Amended and Restated Certificate of Incorporation of the Company, as amended as of the date hereof."

         10. Except as otherwise provided herein, all terms, provisions, covenants, representations, warranties an conditions of the Agreement shall remain unchanged and in full force and effect.

         11. This Amendment shall be governed in all respects by the laws of the State of Georgia as such laws are applied to agreements between Georgia residents entered into and performed entirely in Georgia, except that the General Corporation Law of the State of Delaware shall govern as to matters of corporate law.

         12. From and after the date hereof, any reference to the Agreement shall be deemed to be a reference to the Agreement as amended hereby.

         13. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

         14. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         15. Schedule A to this Amendment sets forth the names of the holders of Investor Stock and the number of shares held by each.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof


                                    COMPANY:

                                    KNOLOGY, INC.



                                    By: /s/ Rodger L. Johnson
                                       ----------------------------------------
                                       Rodger L. Johnson
                                       President and Chief Executive Officer

                                    SERIES B INVESTORS:

                                    J. H. WHITNEY IV, L.P.

                                    By: J. H. WHITNEY EQUITY PARTNERS IV, LLC
                                        Its General Partner



                                    By: /s/ William Laverack, Jr.
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    VENTURE FUND I, LP

                                    By: Venture Management I, GP
                                        Its General Partner



                                    By: /s/ Richard S. Bodman
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    AT&T VENTURE FUND II, LP

                                    By: Venture Management LLC
                                        Its General Partner



                                    By: /s/ Richard S. Bodman
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    SPECIAL PARTNERS FUND, LP

                                    By: Venture Management III LLC
                                        Its General Partner



                                    By: /s/ Richard S. Bodman
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    SPECIAL PARTNERS FUND INTERNATIONAL, LP

                                    By: Venture Management III LLC
                                        Its General Partner



                                    By: /s/ Richard S. Bodman
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    SOUTH ATLANTIC PRIVATE EQUITY FUND IV,
                                    LIMITED PARTNERSHIP

                                    By: South Atlantic Private Equity
                                        Partners IV, Inc.
                                        Its General Partner



                                    By: /s/ Donald W. Burton
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    SOUTH ATLANTIC PRIVATE EQUITY FUND IV (QP),
                                    LIMITED PARTNERSHIP

                                    By: South Atlantic Private Equity
                                        Partners IV, Inc.
                                        Its General Partner



                                    By: /s/ Donald W. Burton
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    THE BURTON PARTNERSHIP,
                                       LIMITED PARTNERSHIP



                                    By: /s/ Donald W. Burton
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    PRIME VIII, L.P.

                                    By: PRIME SKA-1, L.L.C.,
                                        Its General Partner



                                    By: /s/ Duncan T. Butler, Jr.
                                       ----------------------------------------
                                       Name:  Duncan T. Butler, Jr.
                                       Title: Managing Director

                                    BLACKSTONE CCC CAPITAL PARTNERS L.P.

                                    By: Blackstone Management Associates III
                                        L.L.C., its General Partner



                                    By: /s/ Bret Pearlman
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    BLACKSTONE CCC OFFSHORE CAPITAL
                                    PARTNERS L.P.

                                    By: Blackstone Management Associates III
                                        L.L.C., its General Partner



                                    By: /s/ Bret Pearlman
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    BLACKSTONE FAMILY INVESTMENT
                                    PARTNERSHIP III L.P.

                                    By: Blackstone  Management  Associates  III
                                        L.L.C., its General Partner



                                    By: /s/ Bret Pearlman
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    BESSEMER VENTURE PARTNERS V L.P.

                                    By: Deer V & Co. LLC
                                        Its General Partner



                                    By: /s/ Robert Buescher
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    BESSEC VENTURES V L.P.

                                    By: Deer V & Co. LLC
                                        Its General Partner



                                    By: /s/ Robert Buescher
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    By: /s/ Benjamin Russell
                                       ----------------------------------------
                                       Benjamin Russell

                                    MORGAN STANLEY DEAN WITTER EQUITY FUNDING,
                                    INC.



                                    By: /s/ Thomas A. Clayton
                                       ----------------------------------------
                                       Name: Thomas A. Clayton
                                       Title:  Vice President

                                    FIRST UNION INVESTORS, INC.



                                    By: /s/ L. Watts Hamrick
                                       ----------------------------------------
                                       Name: L. Watts Hamrick
                                       Title: Senior Vice President

                                    MELLON VENTURES II, L.P.

                                    By: MVMA II, L.P.
                                        Its General Partner

                                    By: MVMA, Inc.
                                        Its General Partner



                                    By: /s/ John K. Adams
                                       ----------------------------------------
                                       Name: John K. Adams
                                       Title: Vice President

                                    SERIES B INVESTOR



                                    /s/ Anthony Palermo
                                    -------------------------------------------
                                    Name:
                                    Title:

                                    SERIES B INVESTOR



                                    /s/ Chad S. Wachter
                                    -------------------------------------------
                                    Name: Chad S. Wachter
                                    Title:

                                    SERIES B INVESTOR



                                    /s/ Felix L. Boccucci
                                    -------------------------------------------
                                    Name:
                                    Title:

                                    SERIES B INVESTOR



                                    /s/ Marcus R. Luke
                                    -------------------------------------------
                                    Name:
                                    Title:

                                    SERIES B INVESTOR



                                    /s/ Rodger L. Johnson
                                    -------------------------------------------
                                    Name: Rodger L. Johnson
                                    Title: President & CEO

                                    SERIES A EXCHANGE HOLDER:

                                    SCANA COMMUNICATIONS HOLDINGS, INC.



                                    By: /s/ Mark R. Cannon
                                       ----------------------------------------
                                       Name: Mark R. Cannon
                                       Title: Treasurer

                                   SCHEDULE A

                            Holders of Investor Stock

                                 INVESTOR STOCK

SERIES A EXCHANGE HOLDERS                                       SERIES      SHARE BALANCE          % OF TOTAL
                                                                ------      -------------          ----------
SCANA COMMUNICATIONS HOLDINGS INC                                 A           7,234,271              25.46%

         TOTAL SERIES A EXCHANGE HOLDERS                                      7,234,271              25.46%

SERIES B INVESTORS

ANTHONY J PALERMO JR                                               B             10,000               0.04%
AT&T VENTURE FUND II LP                                            B            185,684               0.65%
BEAR STEARNS SECURITIES CORP CUSTODIAN                             B              9,000               0.03%
BENJAMIN RUSSELL                                                   B             10,527               0.04%
BENJAMIN RUSSELL 2000 TRUST                                        B            189,473               0.67%
BESSEC VENTURES V L P                                              B            168,421               0.59%
BESSEMER VENTURE PARTNERS V L P                                    B            252,632               0.89%
BLACKSTONE CCC CAPITAL PARTNERS L P                                B          5,029,244              17.70%
BLACKSTONE CCC OFFSHORE CAPITAL PARTNERS                           B            907,598               3.19%
BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.                  B            378,947               1.33%
CHAD S WACHTER / SSB IRA CUSTODIAN                                 B             10,500               0.04%
FELIX L BOCCUCCI JR                                                B              4,200               0.01%
FIRST UNION INVESTORS INC                                          B          2,105,263               7.41%
FRANCES D MILLS                                                    B              5,000               0.02%
J H WHITNEY IV L P                                                 B          8,421,053              29.64%
MARCUS R LUKE                                                      B              1,600               0.01%
MELLON VENTURES II L P                                             B            421,053               1.48%
MICHAEL L MARKLE                                                   B             10,000               0.04%
MORGAN STANLEY DEAN WITTER EQUITY                                  B            526,316               1.85%
PEGGY B WARNER                                                     B             64,000               0.23%
PRIME VIII L P                                                     B            421,053               1.48%
ROBERT K MILLS                                                     B              3,200               0.01%
RODGER L JOHNSON                                                   B             10,000               0.04%
SOUTH ATLANTIC PRIVATE EQUITY FUND IV                              B            663,158               2.33%
SOUTH ATLANTIC PRIVATE EQUITY FUND IV (QP)                         B            915,789               3.22%
SPECIAL PARTNERS FUND INTERNATIONAL LP                             B            182,059               0.64%
SPECIAL PARTNERS FUND LP                                           B             32,677               0.12%
THE BURTON PARTNERSHIP (QP) LIMITED                                B            157,895               0.56%
THE BURTON PARTNERSHIP LIMITED                                     B             52,631               0.19%
THOMAS T LAMBERTH                                                  B             10,526               0.04%
VENTURE FUND I LP                                                  B             20,632               0.07%


         TOTAL SERIES B INVESTORS                                            21,180,131              74.54%


                  TOTAL INVESTOR STOCK                                       28,414,402             100.00%

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